STOCKHOLDERS’AGREEMENT

Table of Contents

1.	RESTRICTIONS ON TRANSFER OF SHARES BY APPLICABLE STOCKHOLDERS	2

2.	RIGHTS OF FIRST REFUSAL	2

a.	Notice of Sales	2

b.	Applicable Stockholders’ Option	2

c.	Non-Exercise of Rights	3

d.	Exempt Transfers	3

e.	Legend	3

3.	DIRECTORS	4

4.	APPLICABLE PERIOD	5

5.	VOTING RIGHTS OF PFLM	5

6.	OPERATING GUIDELINES	5

7.	AMENDMENT OF BYLAWS	6

8.	MISCELLANEOUS	6

a.	Governing Law	6

b.	Amendment	6

c.	Assignment of Rights	6

d.	Term	6

e.	Notices	6

f.	Attorney Fees	7

g.	Counterparts	7

h.	Entire Agreement	7

EXHIBIT A — OPERATING GUIDELINES

           This STOCKHOLDERS’ AGREEMENT (the “Agreement”) is made by and among First Look Media, Inc., a Delaware corporation (the “Company”) and the undersigned parties that now or hereafter (including upon exercise of any options or conversion rights) own any of the Company’s common stock (the “Stock”) and any other stockholders of the Company that sign an acknowledgement of being bound by this Agreement (collectively, the “Applicable Stockholders”).

           WHEREAS, the parties hereto desire to have this Agreement govern certain matters set forth herein.

           NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

           1.      RESTRICTIONS ON TRANSFER OF SHARES BY APPLICABLE STOCKHOLDERS. Except as otherwise provided in this Agreement, the Applicable Stockholders will not sell, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of in any way, all or any part of or any interest in the Stock. In addition to the restrictions set forth below, prior to any transfer of the stock (a) the Company must have received an opinion of counsel to the Company that the transfer is in compliance with all applicable securities laws and (b) the transferee must sign and deliver to the Company an express unconditional agreement to be bound by this Agreement. Any sale, assignment, transfer, pledge, hypothecation or other encumbrance or disposition of the Stock not made in conformance with this Agreement shall be null and void, shall not be recorded on the books of the Company, and shall not be recognized by the Company and any duly appointed transfer agent for the registration and transfer of the Stock.

           2.      RIGHTS OF FIRST REFUSAL

                a.      Notice of Sales. If an Applicable Stockholder (the “Selling Stockholder”) proposes to sell or transfer any shares of the Stock held by the Selling Stockholder as of the date of this Agreement, the Selling Stockholder shall promptly give written notice (the “Notice”) to the other Applicable Stockholders at least thirty (30) days prior to the closing of such sale or transfer. The Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of shares of Stock to be sold or transferred (the “Offered Stock”, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee.

                b.      Applicable Stockholders’ Option. The Applicable Stockholders shall have an option (the “Applicable Stockholders’ Option”) for a period of twenty (20) days from their receipt of the Notice to elect to purchase their respective pro rata share of the remaining Offered Stock at the same price and subject to the same material terms and conditions described in the Notice. Each Applicable Stockholder may exercise the Applicable Stockholders’ Option and thereby purchase all, and not a portion, of such Applicable Stockholder’s pro rata share (with any reallotments as provided below) of the remaining Offered Stock, by notifying the Selling Stockholder in writing before expiration of the twenty (20) day period. Each Applicable Stockholder’s pro rata share of the remaining Offered Stock shall be a fraction of the remaining Offered Stock, the numerator of which shall be the number of shares of Stock owned by such Applicable Stockholder on the date of the Notice and the denominator of which shall be the total number of shares of Stock held by all Applicable Stockholders (other than the Selling Shareholder) on the date of the Notice. Each Applicable Stockholder shall have a right of reallotment such that, if any other Applicable Stockholder fails to exercise the right to purchase such Applicable Stockholder’s pro rata share of the remaining Offered Stock, the other participating Applicable Stockholders may exercise an additional right to purchase, on a pro rata basis, the Offered Stock not purchased by an Applicable Stockholder. If an Applicable Stockholder gives the Selling Stockholder notice that such Applicable Stockholder desires to purchase its pro rata share of the remaining Offered Stock and, as the case may be, its reallotment, then payment for the remaining Offered Stock shall be by check or wire transfer, against delivery of the Offered Stock to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than forty-five (45) days after the Applicable Stockholders’ receipt of the Notice.

                c.      Non-Exercise of Rights. To the extent the Applicable Stockholders do not elect to exercise their rights to purchase the Offered Stock in the time periods specified, the Selling Stockholder may, not later than ninety (90) days following delivery to each of the Applicable Stockholders of the Notice, conclude a transfer of the Offered Stock on terms and conditions not more favorable to the transferor than those described in the Notice. Any proposed transfer on terms and conditions more favorable than those described in the Notice, as well as any subsequent proposed transfer of any Stock by the Selling Stockholder, shall again be subject to the rights of first refusal of the Applicable Stockholders and shall require compliance by the Selling Stockholder with the procedures described in Section 2.

                d.      Exempt Transfers. Notwithstanding the foregoing, the rights of first refusal of the Applicable Stockholders shall not apply to (a) any pledge of Stock made pursuant to a bona fide loan transaction that creates a more security interest, (b) any transfer to the ancestors, descendants or spouse or to trusts for the benefit of such persons or the Applicable Stockholders; (c) any bona fide gift, (d) in the case of Henry Winterstern a transfer to existing employees of Capital Entertainment Enterprises, Inc. or (e) in the case of Rosemary Street, a transfer to the current members of Rosemary Street or their affiliates; provided in all cases that (i) the transferring Stockholder shall inform the Applicable Stockholders of such pledge, transfer or gift prior to effecting it and (ii) the pledgee, transferee or donee shall furnish the Applicable Stockholders with a written agreement to be bound by and comply with all provisions of this Agreement. Such transferred Stock shall remain “Stock” hereunder, and such pledgee, transferee or donee shall be treated as a “Stockholder” for purposes of this Agreement.

                e.      Legend. Each certificate representing shares of Stock now or hereafter owned by an Applicable Stockholder shall be endorsed with the following legend:

"THESE SHARES ARE SUBJECT TO CERTAIN VOTING AND TRANSFER RESTRICTIONS AS SET FORTH IN A CERTAIN STOCKHOLDERS' AGREEMENT DATED __________________ ENTERED INTO BY AND AMONG THE STOCKHOLDER, THE CORPORATION, AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”

Each Applicable Stockholder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to above to enforce the provisions of this Agreement, and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

           3.      DIRECTORS. During the “Applicable Period” as defined in Section 4 (after which time this Section 3 shall terminate, each Applicable Shareholder shall vote to remove the then current board of directors, all the current directors’ terms shall terminate, and a new slate of directors shall be elected in accordance with Delaware law), at any annual or special stockholders’ meeting called for such purpose, or when the stockholders of the Company act by written consent with respect to the election of directors, each Applicable Stockholder agrees to vote in favor of or otherwise give such Applicable Stockholder’s consent in respect of all Stock owned by such Applicable Stockholder or as to which such Applicable Stockholder is entitled to vote, and the Company shall take all necessary and desirable actions within its control in order to cause:

                a.      The authorized number of members of the Board of Directors of the Company to be established and remain at six directors, except as provided in Section 3(e) below;

                b.      The election to the Board of Directors of:

                     i.      Three individuals designated by Christopher J. Cooney for so long as he or his affiliates holds at least 10% of the outstanding common stock of the Company (or three individuals elected as provided under Delaware law if he does not own such percentage);

                     ii.      Three individuals designated by Henry Winterstern for so long as he is CEO of the Company (or three individuals elected by PFLM LLC [“PFLM”] if he is no longer CEO and if PFLM owns (or would own upon exercise of its conversion rights) at least 10% of the outstanding stock of the Company; otherwise, as provided by Delaware law);

           All of which designees shall hold office, subject to their earlier removal in accordance with subsection (c) below, the bylaws of the Company and applicable corporate law, until their respective successors shall have been elected and shall have qualified;

           c.      The removal from the Board of Directors (with or without cause) of any representative designated hereunder by the person or persons entitled to make such designation hereunder, upon such person’s or persons’ written request for removal as to its designee, but only upon such written request; and

           d.      Upon any vacancy in the Board of Directors as a result of any individual designated as provided in subsection (b) above ceasing to be a member of the Board of Directors, whether by resignation or otherwise, the election to the Board of Directors of an individual designated by the party or parties which designated the individual who shall have so ceased to be a member of the Board of Directors.

           e.      Within eighteen months after the date of execution of this Agreement, the increase of the Board of Directors from six to eight members, with the two additional members mutually approved by all the then existing directors and each satisfying the independence requirements of the American Stock Exchange or Nasdaq and at least one of whom qualifying as an “audit committee financial expert” under applicable SEC rules. Such directors may be removed at any time upon a unanimous vote of the three directors elected under Sections 3(b)(i) or (ii).

           4.      APPLICABLE PERIOD. The “Applicable Period” shall commencing on the date hereof and continue until the earlier of (a) eighteen months after the date hereof, (b) at any time Borrower has available cash (or publicly traded assets) of less than $1 million or (c) upon any material breach of either this Agreement or the Operating Guidelines referred to in Section 6 (after written notice that such material breach has occurred and thirty (30) days to cure). For the avoidance of doubt, any action in disregard of Lender’s “as converted” voting rights under this Agreement shall be treated as a material breach.

           5.      VOTING RIGHTS OF PFLM. PFLM shall have the right to vote as a Stockholder in the same manner as though it held the number of shares of Stock into which the Loan is convertible (“Conversion Shares”) both during and after the Applicable Period, and to achieve this result, each Applicable Shareholder hereby grants PFLM an irrevocable proxy, coupled with an interest, to vote a percentage of such Applicable Shareholder’s Stock equal to the number of Conversion Shares divided by the sum of the outstanding Stock of the Company plus the Conversion Shares. The Applicable Shareholders do hereby agree to amend the certificate of incorporation of the Company to incorporate PFLM’s “as converted” voting rights into the certificate pursuant to Section 221 of the Delaware Corporate Code.

           6.      OPERATING GUIDELINES. The Applicable Stockholders shall instruct the directors that they elect to comply with the Operating Guidelines attached hereto as Exhibit A during the Applicable Period.

           7.      AMENDMENT OF BYLAWS. The Bylaws of the Company are hereby amended to incorporate the provisions of this Agreement.

           8.      MISCELLANEOUS

                a.      Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware (without regard to any conflict of law rules).

                b.      Amendment. Any provision hereof may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of each of the parties hereto; provided, however, that any Applicable Stockholder may waive any of its rights hereunder without obtaining the consent of any other Applicable Stockholder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Applicable Stockholder, its successors and assigns, and the Company.

                c.      Assignment of Rights. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

                d.      Term. This Agreement shall terminate upon the earlier of (i) the date the Company’s common stock is listed on a national stock exchange (including the NASDAQ Small Cap or National Market), and (ii) the closing of the Company’s sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting in the exchange of the outstanding shares of the Company’s capital stock for securities issued or other consideration paid, or caused to be issued or paid, by the acquiring entity or its subsidiary in which the stockholders of the Company prior to such event do not own a majority of the voting securities in the surviving entity.

                e.      Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (i) when hand delivered to the other party; (ii) when received when sent by email or by facsimile at the address and number set forth below; (iii) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (iv) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

To the Company:	First Look Media, Inc. 8000 Sunset Blvd., Suite B310, Los Angeles, CA 90046 Fax No.: (323) 337-1061

With a copy to:	Graubard Miller The Chrysler Building 405 Lexington Avenue New York, New York 10174-1901 Attention: David Alan Miller, Esq. Fax No.: (212) 818-8881

To the Applicable Stockholders:	At the address on the Corporation's records for the Applicable Stockholder

           A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 8(e) by giving the other party written notice of the new address in the manner set forth above.

                f.      Attorney Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

                g.      Counterparts. This Agreement may be executed in any number of counterparts and transmitted by facsimile or PDF copy, each of which shall be an original, but all of which together shall constitute one instrument.

                h.      Entire Agreement. This Agreement represents the entire agreement among any Applicable Stockholders relating to the subject matter hereof and supersedes any prior agreements or term sheets relating to the subject matter hereof. In particular, this Agreement supersedes any prior voting or similar control agreements among any of the Applicable Stockholders.

(Signature page follows.)

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written below.

DATED: ___________________

FIRST LOOK MEDIA, INC.

By:
Print Name:
Title:

PFLM LLC
By Prentice Capital Management, LP
As Manager

By:
Print Name: Michael Weiss
Title: Chief Financial Officer

SEVEN HILLS PICTURES, LLC

By:
Print Name:
Title:

ROSEMARY STREET PRODUCTIONS, LLC

By:
Print Name:
Title:

HENRY WINTERSTERN

CHRISTOPHER J. COONEY

WILLIAM F. LISCHAK

RICHARD WILLIAMS

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written below.

DATED: ______________________

FIRST LOOK MEDIA, INC.

By:
Print Name:
Title:

PFLM LLC
By Prentice Capital Management, LP
As Manager

By:
Print Name: Michael Weiss
Title: Chief Financial Officer

SEVEN HILLS PICTURES, LLC

By:
Print Name:
Title:

ROSEMARY STREET PRODUCTIONS, LLC

By:
Print Name:
Title:

HENRY WINTERSTERN

CHRISTOPHER J. COONEY

WILLIAM F. LISCHAK

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written below.

DATED: ______________________

FIRST LOOK MEDIA, INC.

By:
Print Name:
Title:

PFLM LLC
By Prentice Capital Management, LP
As Manager

By:
Print Name: Michael Weiss
Title: Chief Financial Office

SEVEN HILLS PICTURES, LLC

By:
Print Name:
Title:

ROSEMARY STREET PRODUCTIONS, LLC

By:
Print Name:
Title:

HENRY WINTERSTERN

CHRISTOPHER J. COONEY

WILLIAM F. LISCHAK

RICHARD WILLIAMS

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written below.

DATED: ______________________

FIRST LOOK MEDIA, INC.

By:
Print Name:
Title:

PFLM LLC
By Prentice Capital Management, LP
As Manager

By:
Print Name: Michael Weiss
Title: Chief Financial Officer

SEVEN HILLS PICTURES, LLC

By:
Print Name:
Title:

ROSEMARY STREET PRODUCTIONS, LLC

By:
Print Name:
Title:

HENRY WINTERSTERN

CHRISTOPHER J. COONEY

WILLIAM F. LISCHAK

RICHARD WILLIAMS

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written below.

DATED: ______________

FIRST LOOK MEDIA, INC.

By:
Print Name:
Title:

PFLM LLC
By Prentice Capital Management, LP
As Manager

By:
Print Name: Michael Weiss
Title: Chief Financial Officer

SEVEN HILLS PICTURES, LLC

By:
Print Name:
Title:

ROSEMARY STREET PRODUCTIONS, LLC

By:
Print Name:
Title:

HENRY WINTERSTERN

CHRISTOPHER J. COONEY

WILLIAM F. LISCHAK

RICHARD WILLIAMS